                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): December 17, 2001



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1997-D
                    (Exact name of registrant as
                      specified in its charter)



         Delaware                 333-82281               41-1743653
      (State or other           (Commission             (IRS Employer
      jurisdiction of            File Number)        Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000


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Item 5.  Other Events.

     The Servicer's Certificate for the month of November 2001 was distributed to Noteholders on December 17, 2001.



Item 7(c). Exhibits

Exhibit No.      Description
-----------      -----------
  20.1           Servicer's Certificate for the month of November 2001.


                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Cindy A. Barmeier
                                 ----------------------------
                                 Title: Assistant Vice President



Date: December 17, 2001

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
---------    -----------
   20.1      Servicer's Certificate for the month of November 2001.